UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

GTSI Corp.

Incorporated in Delaware

Commission File No. 0-19394

I.R.S. Employer Identification No. 54-1248422

3901 Stonecroft Boulevard

Chantilly, Virginia  20151-1010

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

The Company has publicly announced that it intends to amend its Form 10-Q for the quarter ended June 30, 2005 to restate, among other things, its unaudited consolidated statements of operations for the three months ended June 30, 2005 and the six months ended June 30, 2005.

Attached as an Exhibit hereto is a copy of the above referenced press release dated November 10, 2005 announcing the Company’s intention to amend its Form 10-Q for the quarter ended June 30, 2005, and its filing of a Form 12b-25 with respect to its Form 10-Q for the quarter ended September 30, 2005.

Item 8.01 Other Events

The Company announced that it filed a Form 12b-25 with respect to its Form 10-Q for the quarter ended September 30, 2005, which the Company intends to file on November 14, 2005.

Attached as an Exhibit hereto is a copy of the above referenced press release dated November 10, 2005 announcing the Company’s intention to amend its Form 10-Q for the quarter ended June 30, 2005, and its filing of a Form 12b-25 with respect to its Form 10-Q for the quarter ended September 30, 2005.

Item 9.01               Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits.

99.1         Press Release issued by GTSI Corp., dated November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

	By:	/s/ Thomas A. Mutryn
Thomas A. Mutryn
Senior Vice President and CFO

Date: November 10, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by GTSI Corp. dated November 10, 2005.